UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): July 10, 2014

CHICOPEE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-51996	20-4840562
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 Center Street, Chicopee, Massachusetts	01013
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (413) 594-6692

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 10, 2014, Chicopee Bancorp, Inc. (the "Company"), the holding company for Chicopee Savings Bank, issued a press release announcing an increase in the provision for loan losses for the three and six months ended June 30, 2014. A copy of the press release is attached.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
Exhibit 99.1	Press Release dated July 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2014	CHICOPEE BANCORP, INC.
	By:	/s/ GUIDA R. SAJDAK Guida R. Sajdak Senior Vice President, Chief Financial Officer and Treasurer